SUBJECT TO REVISION
SERIES TERM SHEET, DATED October 14, 2005

$1,497,500,000

Honda Auto Receivables 2005-5 Owner Trust,

Issuer

American Honda Receivables Corp.,

Seller

American Honda Finance Corporation,

Servicer

ASSET BACKED NOTES

The trust will issue the following notes:

	Initial Principal Amount	Interest Rate(1)	Accrual Method(1)	First Interest Payment Date	Final Scheduled Payment Date

Class A-1 Notes	$374,000,000%		Actual/360	November 15, 2005	November 15, 2006
Class A-2 Notes	$300,000,000%		30/360	November 15, 2005	November 15, 2007
Class A-3 Notes	$550,000,000%		30/360	November 15, 2005	July 15, 2009
Class A-4 Notes	$273,500,000%		30/360	November 15, 2005	February 15, 2011
___________________
(1)

Interest generally will accrue on the Class A-1 Notes from (and including) the previous payment date to (but excluding) the related payment date, and on the Class A-2, Class A-3 and Class A-4 Notes from (and including) the 15th day of each month to (but excluding) the 15th day of the succeeding month.

The notes are asset backed securities issued by the trust.  The notes are not obligations of American Honda Receivables Corp., American Honda Finance Corporation, or any of their respective affiliates.  Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes.  The information contained in this term sheet is preliminary, limited in nature, and may be changed.  The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes.  Sales of the notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus.  If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control.  This term sheet is not an offer to sell or the solicitation of an offer to buy the notes.  If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined that this term sheet is accurate or complete.  Any representation to the contrary is a criminal offense.

Joint Bookrunners
Barclays Capital	Banc of America Securities LLC
Co-Managers
ABN AMRO Incorporated
Citigroup
Credit Suisse First Boston
JPMorgan

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Barclays Capital Inc. nor Banc of America Securities LLC has verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SUMMARY OF TERMS

The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes.  The information contained in this term sheet is preliminary, limited in nature, and may be changed.  The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes.  To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus.  Both documents contain information you should consider when making your investment decision.

Issuer

Honda Auto Receivables 2005-5 Owner Trust (the “Trust” or the “Issuer”).

Seller

American Honda Receivables Corp. (“AHRC” or the “Seller”).

Servicer

American Honda Finance Corporation (“AHFC” or the “Servicer”).

Indenture Trustee

U.S. Bank National Association (the “Indenture Trustee”).

Owner Trustee

Deutsche Bank Trust Company Delaware (the “Owner Trustee”).

Closing Date

On or about October 25, 2005
(the “Closing Date”).

Cutoff Date

October 1, 2005 (the “Cutoff Date”).

The Notes

Class A-1 ____% Asset Backed Notes in the aggregate initial principal amount of $374,000,000 (the “Class A-1 Notes”).

Class A-2 ____% Asset Backed Notes in the aggregate initial principal amount of $300,000,000 (the “Class A-2 Notes”).

Class A-3 ____% Asset Backed Notes in the aggregate initial principal amount of $550,000,000 (the “Class A-3 Notes”).

Class A-4 ____% Asset Backed Notes in the aggregate initial principal amount of $273,500,000 (the “Class A-4 Notes”).

Payment Dates

The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day.  The date that any payment is made is called a “Payment Date.”  The first Payment Date is November 15, 2005.

Final Scheduled Payment Dates

The final principal payment for each class of Notes is scheduled to be made on the applicable final scheduled Payment Date specified on the cover of this term sheet.

Collection Periods

The calendar month preceding the related Payment Date (each a “Collection Period”).

Record Dates

So long as the Notes are in book-entry form, the Trust will make payments on the Notes to the holders of record on the day immediately preceding the Payment Date (the “Record Date”).  If the securities are issued in definitive form, the Record Date will be the last day of the month preceding the Payment Date.

The Certificates

The Trust will also issue $51,894,618.54 initial principal amount of Certificates (the “Certificates”).  Payments of interest on and principal of the Certificates are subordinated to the payments of interest on and principal of the Notes as described herein. The Certificates are not being offered by this term sheet and initially will be retained by the Seller.

The Receivables

The property of the Trust will consist of a pool of retail installment sale contracts (the “Receivables”) originated on or after March 6, 2001  and on or prior to June 30, 2005  between Honda and Acura dealers (the “Dealers”) and retail purchasers (the “Obligors”). The Receivables were originated by Dealers in accordance with AHFC’s requirements under agreements with Dealers governing the assignment of the Receivables to AHFC. The Receivables evidence the indirect financing made available by AHFC to the Obligors. The Receivables are secured by new or used Honda and Acura motor vehicles (the “Financed Vehicles”) and all principal and interest payments made on or after the Cutoff Date and other property specified in the Receivables.

The principal balance of the Receivables on the Cutoff Date was $1,549,394,618.54.  As of the Cutoff Date, the Receivables had the following characteristics:

·

number of receivables

93,648

·

average principal balance

$16,544.88

·

weighted average annual percentage rate

4.353%

·

weighted average remaining term to maturity

50.25 months

·

weighted average original term to maturity

56.26 months

Additional information about the Receivables follows this summary section.

Payments on the Notes

In general, noteholders are entitled to receive payments of interest and principal from the Trust only to the extent that collections from assets of the Trust and funds resulting from credit enhancements are sufficient to make those payments.  Interest and principal collections from assets of the Trust will be divided among the various classes of securities in specified proportions. The Trust will pay interest and principal to noteholders of record as of the preceding Record Date.

A.

 Interest

The Class A-1, Class A-2, Class A-3 and Class A-4 Notes (collectively, the “Notes”) will bear interest for each interest accrual period at the fixed annual interest rates to be specified on the first page of the prospectus supplement.

The Certificates will bear interest at an annual rate of ____%.

The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) the previous Payment Date to (but excluding) the related Payment Date, except that the first interest accrual period will be from (and including) the Closing Date to (but excluding) November 15, 2005.  This means that the interest due on each Payment Date will be the product of: (i) the outstanding principal balance of the Class A-1 Notes, (ii) the related interest rate, and (iii) the actual number of days since the previous Payment Date (or, in the case of the first Payment Date, since the Closing Date) divided by 360.

The Class A-2, Class A-3 and Class A-4 Notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the Closing Date to (but excluding) November 15, 2005.  This means that the interest due on each Payment Date will be the product of: (i) the outstanding principal balance of the related class of Notes, (ii) the applicable interest rate, and (iii) 30 (or, in the case of the first Payment Date, 20) divided by 360.

Interest payments to holders of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will have the same priority.  If the amount of collections on the Receivables during a Collection Period (plus any amounts available from credit enhancement) is insufficient to pay accrued interest on the Notes on any Payment Date, the holders of the Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed with respect to interest on the Notes.

If noteholders of any class do not receive all interest owed to them on a Payment Date, the Trust will make payments of interest on later Payment Dates to make up the shortfall together with interest on those amounts, to the extent funds from specified sources are available to cover the shortfall.

B.

Principal Amounts allocated to the Notes:  Principal of the Notes will be payable generally in an amount equal to the noteholders’ percentage of the sum of the following amounts referred to as the “principal distributable amount”:

1.

principal collections on the Receivables during the related Collection Period;

2.

any prepayments (full or partial) on the Receivables allocable to principal received during the related Collection Period;

3.

the principal balance of each Receivable which the Seller or the Servicer purchased with respect to the related Collection Period; and

4.

the principal balance of each Receivable that became a defaulted Receivable during the related Collection Period.

Principal payments on the Notes as described above will be made from all available amounts after the servicing fee, non-recoverable advances, Trust fees and expenses have been paid, and after payment of interest on the Notes.

The “noteholders’ percentage” will mean the following:

a.

for each Payment Date until the Class A-1 Notes have been paid in full, 100%;

b.

for each Payment Date after the Class A-1 Notes have been paid in full to and including the Payment Date on which the principal amount of the Class A-4 Notes have been paid in full, the percent equivalent of a fraction, the numerator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the denominator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the initial principal amount of the Certificates; and

c.

thereafter, zero.

C.

Order of payment among classes:  On each Payment Date, the Trust will distribute the principal distributable amount in the following priority:

1.

to the Class A-1 Notes, the noteholders’ percentage of the principal distributable amount until they are paid in full;

2.

to the Class A-2 Notes, the noteholders’ percentage of the principal distributable amount until they are paid in full;

3.

to the Class A-3 Notes, the noteholders’ percentage of the principal distributable amount until they are paid in full; and

4.

to the Class A-4 Notes, the noteholders’ percentage of the principal distributable amount until they are paid in full.

To the extent there is an event of default under the Indenture that results in acceleration of the Notes, (i) the noteholders’ percentage will equal 100% until the principal amount of all outstanding classes of Notes have been paid in full and, (ii) the “order of payment among classes” above will be revised so that payment of principal will be made to the Class A-1 Notes until they have been paid in full, then to the holders of the Class A-2, Class A-3 and Class A-4 Notes pro rata based on the outstanding principal balances thereof.

When there is an event of default under the Indenture that results in an acceleration of the Notes, the amounts available to make payments to any class of Notes may be reduced based on the sufficiency of proceeds from the liquidation of the assets of the Trust.

D.

Excess Cashflow:  On each Payment Date, available amounts not required to pay fees, advances and expenses, interest on the Notes and the noteholders’ percentage of the principal distributable amount to the noteholders  (“Excess Cashflow”) will be used to make payments in the following order of priority:

1.

to the Reserve Fund, the amount necessary to cause the amount on deposit in that account to equal the Specified Reserve Fund Balance;

2.

to make payments of interest due and owed on the Certificates;

3.

after the Class A-1 Notes are paid in full, to pay principal to the holders of the Certificates, at the certificateholders’ percentage of the principal distributable amount for that Payment Date;

4.

to reimburse the Indenture Trustee and the Owner Trustee for any Trust expenses and/or fees not previously paid; and

5.

any remaining Excess Cashflow will be paid to the Seller.

The “certificateholders’ percentage” will mean the following:

a.

for each Payment Date until the Class A-1 Notes have been paid in full, zero;

b.

for each Payment Date after the Class A-1 Notes have been paid in full to and including the Payment Date on which the principal amount of the Class A-4 Notes have been paid in full, the percent equivalent of a fraction, the numerator of which is the initial principal amount of the Certificates and the denominator of which is the sum of the initial aggregate principal amounts of the Class A-2, Class A-3 and Class A-4 Notes and the initial aggregate principal amount of the Certificates; and

c.

thereafter, 100%.

If the Notes have been accelerated under the Indenture, the certificateholders’ percentage shall be zero.

Optional Redemption; Clean-Up Call

The Servicer may cause the Trust to redeem any outstanding Notes and Certificates (collectively, the “Securities”) when the outstanding aggregate principal balance of the Receivables declines to 10% or less of the initial aggregate principal balance of the Receivables as of the Cutoff Date.

Credit Enhancement

Credit enhancement is intended to protect you against losses and delays in payments on your securities by absorbing losses on the Receivables and other shortfalls in cash flows.  The credit enhancement for the Notes will include the Certificates, a reserve fund (the “Reserve Fund”), a yield supplement account (the “Yield Supplement Account”), and the subordination of the Seller’s right to receive Excess Cashflow.

A.

Certificates

The Certificates have an initial principal balance of $51,894,618.54 and represent approximately 3.35% of the initial principal balance of all the Securities.  The Certificates will be subordinated in priority of payment to all classes of Notes.  The Certificates will not receive any interest or principal distributions on any Payment Date until all of the principal and interest owing on the Notes on that Payment Date have been paid in full and the Reserve Fund has been funded to its required level.

B.

Reserve Fund

On each Payment Date, the Trust will use funds, if any, in the Reserve Fund to cover shortfalls in payments of interest and principal required to be paid on the Notes. On the Closing Date, the Seller will cause to be deposited $7,746,973.09  into the Reserve Fund, which is 0.50% of the initial aggregate principal balance of the Receivables as of the Cutoff Date.  On each Payment Date, after making required payments of fees and expenses, interest on the Notes and the principal distributable amount to the noteholders, the Trust will make a deposit into the Reserve Fund to the extent necessary to cause the amount on deposit in the Reserve Fund to equal the Specified Reserve Fund Balance.

The “Specified Reserve Fund Balance” with respect to any Payment Date will be equal to 0.75% of the initial aggregate principal balance of the Receivables as of the Cutoff Date.  Notwithstanding the foregoing, in no event will the Specified Reserve Fund Balance be more than the then outstanding principal amount of the Notes.

C.

Excess Cashflow

The Seller is entitled to receive payments of interest collected on the Receivables which are not used by the Trust to make all other required payments.  The Seller’s right to receive payments of Excess Cashflow is subordinated to the payment of principal and interest on the Notes, the funding of the Reserve Fund and the payment of principal and interest on the Certificates.

More detailed information about the credit enhancement will be provided in the prospectus supplement.

Yield Supplement Account

On the Closing Date, the Seller will cause to be deposited an amount to be set forth in the final prospectus supplement relating to the offering of the Notes into the Yield Supplement Account. Neither the Seller nor the Servicer will make any additional deposits to the Yield Supplement Account after the Closing Date.

On or before each Payment Date, the Indenture Trustee will withdraw from funds on deposit in the Yield Supplement Account and deposit in the collection account an amount, to be specified in the final prospectus supplement, that will be not less than the aggregate amount by which (1) one month’s interest on the principal balance of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable) at a rate equal to 6.25% exceeds (2) one month’s interest on the principal balance of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable) at the annual percentage rate of that Receivable.  In addition, the Indenture Trustee will withdraw from the Yield Supplement Account and deposit in the collection account amounts on deposit in the Yield Supplement Account in excess of the amount required to be on deposit therein.

A “Discount Receivable” is a Receivable that has an interest rate which is less than 6.25%.  A “Defaulted Receivable” is a Receivable (with certain exceptions) as to which, (a) all or part of a scheduled payment is 120 days or more past due and the Servicer has not repossessed the related Financed Vehicle, or (b) the Servicer has, in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle and held in its repossession inventory for 90 days, whichever occurs first.

Minimum Denominations

The Notes will be issued only in denominations of $1,000 or more.

Registration of The Notes

Interests in the Notes will be held through The Depository Trust Company in the United States, or Clearstream, Luxembourg or the Euroclear System in Europe or Asia.  This is referred to as book-entry registration.  You will not receive a definitive Note except under limited circumstances.

We expect the Notes to be delivered through The Depository Trust Company, Clearstream and the Euroclear System on or about October 25, 2005.

Tax Status

Subject to important considerations described in the prospectus supplement and prospectus, McKee Nelson LLP, tax counsel to the Trust, will deliver its opinion that: (1) the Notes will be characterized as debt for federal income tax purposes; and (2) the Trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income tax and California state franchise and income tax purposes.

If you purchase the Notes, you will agree to treat the Notes as debt.  The Seller and any subsequent purchaser of the Certificates will agree to treat the Trust (1) as a partnership in which the owners of the Certificates are partners; or (2) if there is only one beneficial owner of the Certificates, as a “disregarded entity,” for federal income and California income and franchise tax purposes.

ERISA Considerations

Subject to the important considerations described in the prospectus supplement and prospectus, the Notes may be purchased by employee benefit plans.

If you are a benefit plan fiduciary considering the purchase of Notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

Eligibility for Purchase by Money Market Funds

The Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such Notes under Rule 2a-7 and whether an investment in such Notes satisfies such fund’s investment policies and objectives.

Ratings

It is a condition to the issuance of the Notes that: (1) the Class A-1 Notes be rated “A-1+” by Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies (“S&P”), “P-1” by Moody’s Investors Service, Inc. (“Moody’s”), and “F1+” by Fitch Ratings (“Fitch Ratings,” and together with S&P and Moody’s, the “Rating Agencies”); and (2) the Class A-2, Class A-3 and Class A-4 Notes be rated “AAA” by S&P, “Aaa” by Moody’s, and “AAA” by Fitch Ratings.

A security rating is not a recommendation to buy, sell or hold notes.  The ratings of the Notes address the likelihood of the payment of principal and interest on the Notes in accordance with their terms.  A rating agency may subsequently lower or withdraw its rating of any class of Notes.  If this happens, no person or entity will be obligated to provide any additional credit enhancement for the Notes.

The Trust will obtain the ratings mentioned above from S&P, Moody’s and Fitch Ratings.  However, another rating agency may rate the Notes and, if so, may assign ratings lower than the ratings obtained by the Trust.

Risk Factors

Investment in the Notes is subject to various risks, many of which will be described under the caption “Risk Factors” in the final prospectus supplement and prospectus relating to the Notes, each of which should be read carefully in connection with any decision to invest any class of Notes.

THE RECEIVABLES POOL

AHFC purchased the Receivables from the Dealers in the ordinary course of business in accordance with AHFC’s underwriting standards.  On or before the Closing Date, AHFC will sell the Receivables to AHRC.  AHRC will, in turn, sell the Receivables to the Trust on the Closing Date pursuant to the Sale and Servicing Agreement. AHFC will continue to service the Receivables.  The Receivables to be held by the Trust will be selected from those motor vehicle retail installment sale contracts in AHFC’s portfolio that meet several criteria.  These criteria provide that each Receivable:

1.

was originated in the United States and the Obligor is not a federal, state or local governmental entity;

2.

has a contractual Annual Percentage Rate (“APR”) ranging from 1.290% to 17.540%;

3.

provides for level monthly payments that fully amortize the amount financed over its original term except that the payment in the first or last month during the life of the Receivable may be minimally different from the level payment;

4.

has a remaining term to maturity of not less than 6 months and not more than 59 months;

5.

is less than 30 days past due;

6.

was originated on or after March 6, 2001 and on or prior to June 30, 2005;

7.

has been entered into by an Obligor that was not in bankruptcy proceedings or is bankrupt or insolvent (according to the records of AHFC); and

8.

is secured by a Financed Vehicle that has not been repossessed (according to the records of AHFC).

No selection procedures believed to be adverse to the noteholders will be utilized in selecting the Receivables from qualifying retail installment sale contracts. Except as described in item (2) above, the Receivables were not selected on the basis of their APRs.

All of the Receivables (based on the aggregate principal balance (the “Pool Balance”) of the Receivables as of the Cutoff Date) are simple interest Receivables.  The prospectus supplement and the prospectus will contain more detailed descriptions of the characteristics of simple interest and precomputed Receivables.

The composition, distribution by annual percentage rate and state of the Receivables as of the Cutoff Date are as set forth in the following tables:

Composition Of The Receivables

Aggregate Principal Balance	$1,549,394,618.54
Number of Receivables	93,648
Average Principal Balance	$16,544.88
Average Original Amount Financed	$18,672.15
Range of Original Amount Financed	$1,978.45 to $56,305.12
Weighted Average APR(1)	4.353%
Range of APRs	1.290% to 17.540%
Weighted Average Original Term to Maturity(1)	56.26 months
Range of Original Terms to Maturity	24 months to 60 months
Weighted Average Remaining Term to Maturity(1)	50.25 months
Range of Remaining Terms to Maturity	6 months to 59 months
Percentage by Principal Balance of Receivables of New Motor Vehicles	83.94%
Percentage by Principal Balance of Receivables of Used Motor Vehicles	16.06%
Percentage by Principal Balance of Receivables Financed through Honda Dealers	89.25%
Percentage by Principal Balance of Receivables Financed through Acura Dealers	10.75%
___________________
(1)	Weighted by Principal Balance as of the Cutoff Date.

Distribution Of The Receivables By APR(1)

Range of APRs (%)	Number of Receivables	Percentage of Aggregate Number of Receivables	Initial Pool Balance	Percentage of Initial Pool Balance
1.000 - 1.999	16,914	18.06%	$ 248,122,286.84	16.01%
2.000 - 2.999	17,385	18.56	289,032,344.21	18.65
3.000 - 3.999	23,784	25.40	433,703,907.09	27.99
4.000 - 4.999	11,370	12.14	187,536,836.97	12.10
5.000 - 5.999	9,508	10.15	168,046,101.41	10.85
6.000 - 6.999	4,836	5.16	79,145,228.01	5.11
7.000 - 7.999	2,817	3.01	42,253,950.34	2.73
8.000 - 8.999	1,812	1.93	25,492,278.75	1.65
9.000 - 9.999	1,946	2.08	28,913,218.78	1.87
10.000 - 10.999	1,298	1.39	18,448,356.66	1.19
11.000 - 11.999	759	0.81	10,739,470.12	0.69
12.000 - 12.999	613	0.65	9,260,976.96	0.60
13.000 - 13.999	349	0.37	5,219,347.02	0.34
14.000 - 14.999	181	0.19	2,526,603.48	0.16
15.000 - 15.999	58	0.06	737,844.11	0.05
16.000 - 16.999	14	0.01	178,138.94	0.01
17.000 - 17.999	4	0.00	37,728.85	0.00
Total	93,648	100.00%	$1,549,394,618.54	100.00%

___________________
(1)	Percentages may not add to 100.00% due to rounding.

Distribution Of The Receivables By State(1) (2) (3)

State	Number of Receivables	Percentage of Aggregate Number of Receivables	Initial Pool Balance	Percentage of Initial Pool Balance
Alaska	65	0.07%	$ 1,200,232.89	0.08%
Arizona	1,770	1.89	30,981,267.42	2.00
Arkansas	673	0.72	11,737,021.98	0.76
California	15,322	16.36	252,343,739.55	16.29
Colorado	1,080	1.15	18,840,299.72	1.22
Florida	5,099	5.44	86,173,620.77	5.56
Georgia	3,313	3.54	58,456,534.58	3.77
Hawaii	308	0.33	5,241,537.06	0.34
Idaho	203	0.22	3,388,200.00	0.22
Illinois	4,565	4.87	80,171,259.81	5.17
Indiana	1,322	1.41	21,453,126.06	1.38
Iowa	475	0.51	8,079,368.91	0.52
Kansas	566	0.60	9,689,636.86	0.63
Kentucky	894	0.95	15,545,092.80	1.00
Maryland	3,913	4.18	65,447,349.17	4.22
Massachusetts	2,705	2.89	39,719,183.66	2.56
Michigan	1,487	1.59	24,355,829.72	1.57
Minnesota	991	1.06	16,594,487.19	1.07
Missouri	1,708	1.82	29,196,361.58	1.88
Montana	120	0.13	2,014,674.16	0.13
Nebraska	405	0.43	6,595,671.99	0.43
Nevada	503	0.54	9,114,801.70	0.59
New Hampshire	647	0.69	9,533,473.17	0.62
New Jersey	5,789	6.18	89,190,311.79	5.76
New Mexico	386	0.41	6,875,683.57	0.44
New York	5,636	6.02	84,725,148.14	5.47
North Carolina	3,698	3.95	60,512,260.68	3.91
North Dakota	115	0.12	1,866,107.38	0.12
Ohio	3,523	3.76	57,506,519.87	3.71
Oklahoma	760	0.81	12,694,711.71	0.82
Oregon.	830	0.89	13,415,054.00	0.87
Pennsylvania	5,713	6.10	88,069,901.97	5.68
Rhode Island	332	0.35	5,104,263.18	0.33
South Carolina	1,287	1.37	20,397,090.61	1.32
South Dakota	133	0.14	2,121,128.02	0.14
Tennessee	2,540	2.71	43,740,827.56	2.82
Texas	7,571	8.08	137,471,995.38	8.87
Utah	443	0.47	7,529,482.80	0.49
Distribution Of The Receivables By State (continued)(1) (2) (3)
State	Number of Receivables	Percentage of Aggregate Number of Receivables	Initial Pool Balance	Percentage of Initial Pool Balance
Vermont	210	0.22	2,977,922.68	0.19
Virginia	3,654	3.90	61,576,607.21	3.97
Washington	1,451	1.55	24,555,203.79	1.58
West Virginia	286	0.31	4,694,725.72	0.30
Wisconsin	1,089	1.16	17,332,349.23	1.12
Wyoming	68	0.07	1,164,552.50	0.08
Total	93,648	100.00%	$1,549,394,618.54	100.00%

___________________
(1)	Based solely on the addresses of the originating dealers.
(2)	Percentages may not add to 100.00% due to rounding.
(3)

The Federal Emergency Management Agency (“FEMA”) has designated certain counties in Alabama, Louisiana and Mississippi as disaster areas in response to the catastrophic effect of Hurricane Katrina in August 2005. Receivables located in these states have been excluded from the pool of receivables.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

Set forth below is information concerning AHFC’s experience with respect to its entire portfolio of new and used Honda and Acura motor vehicle retail installment sale contracts, which includes contracts sold by but still being serviced by AHFC.  Credit losses are an expected cost of extending credit and are considered in AHFC’s rate-setting process. AHFC’s strategy is to minimize credit losses while providing financing support for the sale of new or used Honda and Acura motor vehicles.

AHFC establishes an allowance for expected credit losses and deducts amounts reflecting charge-offs against such allowance.  For retail financing, the account balance related to a retail installment sale contract is charged against the allowance for credit losses when the contract has been delinquent for 120 days, unless AHFC has repossessed the collateral associated with the contract.  In these cases, the account balances are not charged against the allowance for credit losses until AHFC has either sold the repossessed motor vehicle or held it in repossession inventory for more than 90 days. AHFC credits any recoveries from charge-offs related to a retail installment sale contract to the allowance.

Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of AHFC. There is no assurance that AHFC’s delinquency, repossession and loss experience with respect to its retail installment sale contracts, or the experience of the Trust with respect to the contracts, will be similar to that set forth below.

There can be no assurance that the behavior of the Receivables included in the Trust will be comparable to AHFC’s experience shown in the following tables.  The percentages in the tables below have not been adjusted to eliminate the effect of the growth of AHFC’s portfolio.  Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

In the table below, the period of delinquency for each reporting period is based on the number of days more than 10% of a scheduled payment on a cumulative basis is contractually past due.

Delinquency Experience(1) (5)
(Dollars In Thousands)

	At June 30,	At March 31,
	2005	2005	2004	2003	2002	2001
Principal Amount Outstanding(2)	$22,994,975	$21,675,813	$19,182,852	$14,951,026	$11,247,959	$8,108,877
Delinquencies(3)
30-59 Days	$ 243,605	$ 222,962	$ 166,140	$ 132,063	$ 73,754	$ 57,434
60-89 Days	54,172	32,616	20,744	20,066	10,932	8,560
90 Days or More	12,857	8,173	8,175	6,444	4,814	2,745
Repossessions(4)	33,890	38,698	39,621	34,003	24,623	12,027

Total Delinquencies and
Repossession	$ 344,524	$ 302,448	$ 234,680	$ 192,575	$ 114,124	$ 80,766

Total Delinquencies and
Repossessions as a
Percentage of Principal
Amount Outstanding	1.50%	1.40%	1.22%	1.29%	1.01%	1.00%

______________________________
(1)	Includes contracts that have been sold but are still being serviced by AHFC.
(2)	Remaining principal balance and unearned finance charges for all outstanding contracts.
(3)	The period of delinquency is based on the number of days more than 10% of the scheduled payment is contractually past due.
(4)	Amounts shown represent the outstanding principal balance for contracts for which the related vehicle had been repossessed and not yet liquidated.
(5)	Totals may not add exactly due to rounding.

Net Credit Loss And Repossession Experience(1) (6)
(Dollars In Thousands)

	For the Three Months Ended June 30,	For the Fiscal Year Ended March 31,
	2005	2005(7)	2004	2003	2002	2001
Principal Amount Outstanding(2)	$ 22,994,975	$ 21,675,813	$19,182,852	$14,951,026	$11,247,959	$8,108,877
Average Principal Amount Outstanding(3)	$ 22,533,612	$ 20,560,013	$17,534,004	$13,304,416	$10,080,855	$7,314,872
Number of Contracts Outstanding	1,752,366	1,676,573	1,494,783	1,211,052	965,964	729,029
Average Number of Contracts Outstanding(3)	1,725,650	1,594,579	1,374,183	1,096,382	873,496	654,200
Number of Repossessions	3,880	16,551	13,701	9,647	5,736	4,131
Number of Repossessions as a Percentage of the Average Number of Contracts Outstanding(3)	0.90%	1.04%	1.00%	0.88%	0.66%	0.63%
Gross Charge-Offs(4)	$ 38,179	$ 177,080	$ 126,415	$ 86,215	$ 45,967	$ 28,443
Recoveries(5)	$ 18,359	$ 59,908	$ 36,989	$ 23,344	$ 14,988	$ 12,383

Net Losses	$ 19,820	$ 117,172	$ 89,426	$ 62,871	$ 30,979	$ 16,060
Net Losses as a Percentage of Average Principal Amount Outstanding(3)	0.35%	0.57%	0.51%	0.47%	0.31%	0.22%

______________________________
(1)	Includes contracts that have been sold but are still being serviced by AHFC.
(2)	Remaining principal balance and unearned finance charges for all outstanding contracts.
(3)	Average of the loan balance or number of contracts, as the case may be, is calculated for a period by dividing the total monthly amounts by the number of months in the period.
(4)

Amount charged-off is the remaining principal balance, excluding any expenses associated with collection, repossession or disposition of the related vehicle, plus earned but not yet received finance charges, net of any proceeds collected prior to charge-off.

(5)	Proceeds received on previously charged-off contracts.
(6)	Totals may not add exactly due to rounding.
(7)

Net Credit Losses for the fiscal year ended March 31, 2005, were adversely affected by a temporary servicing disruption that resulted from the implementation of a new servicing computer system in August 2004.

WEIGHTED AVERAGE LIFE OF THE NOTES

Prepayments on motor vehicle receivables can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model (“ABS”), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in question are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 1% of the receivables, or 100 receivables, prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

As the rate of the payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier than the respective Final Scheduled Payment Date. Reinvestment risk associated with early payment of the Notes of any class will be borne exclusively by the holders of such Notes.

The tables captioned “Percentage of Initial Class A Note Principal at Various ABS Percentages” (the “ABS Tables”) have been prepared on the basis of the characteristics of the Receivables described under “The Receivables Pool”. The ABS Tables assume that (1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on each Receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (3) payments are made on the Notes on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month), (4) the balance in the Reserve Fund on each Payment Date is the required amount described under “Summary of Terms – Credit Enhancement; B. Reserve Fund” and (5) except as indicated in the ABS Tables, the Servicer does not exercise its option to purchase the Receivables on the earliest Payment Date on which such option may be exercised. The hypothetical pools each have a cut-off date of October 1, 2005.  The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percentage of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

The ABS Tables also assume that the Receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on the aggregate principal balance, APR, seasoning, and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

Pool	Aggregate Principal Balance	APR	Remaining Term to Maturity (In Months)	Age (In Months)
1	$ 594,565.15	3.919%	10	23
2	$ 4,311,272.22	2.515%	16	19
3	$ 14,829,131.67	2.739%	21	12
4	$ 8,270,818.27	4.281%	28	16
5	$ 183,715,219.74	2.686%	33	8
6	$ 60,232,101.71	4.523%	40	18
7	$ 210,340,300.47	3.974%	45	8
8	$ 182,024,997.82	4.498%	52	8
9	$ 885,076,211.49	4.785%	56	4
Total	$1,549,394,618.54

The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables.  The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios.  For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS.  Moreover, the diverse terms of Receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed.  Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

Percentage Of Initial Class A-1 Note Principal At Various ABS Percentages

Payment Date	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
November, 2005	89.96	87.72	86.29	85.31	84.30	82.71
December, 2005	79.97	75.57	72.79	70.86	68.87	65.77
January, 2006	70.03	63.58	59.48	56.65	53.73	49.17
February, 2006	60.16	51.73	46.38	42.69	38.88	32.93
March, 2006	50.33	40.02	33.49	28.97	24.30	17.03
April, 2006	40.57	28.47	20.79	15.49	10.02	1.49
May, 2006	30.86	17.06	8.31	2.26	0.00	0.00
June, 2006	21.21	5.80	0.00	0.00	0.00	0.00
July, 2006	11.61	0.00	0.00	0.00	0.00	0.00
August, 2006	2.08	0.00	0.00	0.00	0.00	0.00
September, 2006	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (years) (1)(2)	0.44	0.36	0.33	0.31	0.29	0.26
Weighted Average Life (years) (1)(3)	0.44	0.36	0.33	0.31	0.29	0.26

______________
(1)

The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2)	This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3)	This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percentage Of Initial Class A-2 Note Principal At Various ABS Percentages

Payment Date	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
November, 2005	100.00	100.00	100.00	100.00	100.00	100.00
December, 2005	100.00	100.00	100.00	100.00	100.00	100.00
January, 2006	100.00	100.00	100.00	100.00	100.00	100.00
February, 2006	100.00	100.00	100.00	100.00	100.00	100.00
March, 2006	100.00	100.00	100.00	100.00	100.00	100.00
April, 2006	100.00	100.00	100.00	100.00	100.00	100.00
May, 2006	100.00	100.00	100.00	100.00	95.26	83.67
June, 2006	100.00	100.00	95.27	87.22	78.93	66.00
July, 2006	100.00	93.67	80.89	72.05	62.95	48.75
August, 2006	100.00	80.61	66.75	57.18	47.32	31.93
September, 2006	91.20	67.74	52.89	42.62	32.05	15.56
October, 2006	79.99	55.06	39.27	28.37	17.13	0.00
November, 2006	68.85	42.56	25.91	14.41	2.57	0.00
December, 2006	57.78	30.24	12.80	0.76	0.00	0.00
January, 2007	46.78	18.10	0.00	0.00	0.00	0.00
February, 2007	35.86	6.15	0.00	0.00	0.00	0.00
March, 2007	25.08	0.00	0.00	0.00	0.00	0.00
April, 2007	14.38	0.00	0.00	0.00	0.00	0.00
May, 2007	3.75	0.00	0.00	0.00	0.00	0.00
June, 2007	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (years) (1)(2)	1.24	1.05	0.95	0.89	0.84	0.76
Weighted Average Life (years) (1)(3)	1.24	1.05	0.95	0.89	0.84	0.76

______________
(1)

The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2)	This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3)	This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percentage Of Initial Class A-3 Note Principal At Various ABS Percentages

	Payment Date	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
	Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
	November, 2005	100.00	100.00	100.00	100.00	100.00	100.00
	December, 2005	100.00	100.00	100.00	100.00	100.00	100.00
	January, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	February, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	March, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	April, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	May, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	June, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	July, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	August, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	September, 2006	100.00	100.00	100.00	100.00	100.00	100.00
	October, 2006	100.00	100.00	100.00	100.00	100.00	99.79
	November, 2006	100.00	100.00	100.00	100.00	100.00	91.33
	December, 2006	100.00	100.00	100.00	100.00	93.65	83.11
	January, 2007	100.00	100.00	99.97	93.14	86.10	75.13
	February, 2007	100.00	100.00	93.10	86.03	78.74	67.39
	March, 2007	100.00	96.98	86.41	79.11	71.61	59.91
	April, 2007	100.00	90.70	79.85	72.37	64.67	52.68
	May, 2007	100.00	84.52	73.44	65.80	57.93	45.68
	June, 2007	96.28	78.44	67.17	59.39	51.39	38.93
	July, 2007	90.56	72.47	61.04	53.15	45.05	32.43
	August, 2007	84.99	66.69	55.14	47.17	38.97	26.22
	September, 2007	79.46	61.02	49.37	41.34	33.09	20.25
	October, 2007	73.97	55.45	43.75	35.69	27.41	14.52
	November, 2007	68.52	49.97	38.27	30.21	21.92	9.04
	December, 2007	63.10	44.60	32.93	24.90	16.64	3.80
	January, 2008	57.73	39.34	27.74	19.76	11.55	0.00
	February, 2008	52.40	34.18	22.69	14.79	6.67	0.00
	March, 2008	47.15	29.15	17.82	10.01	2.00	0.00
	April, 2008	41.94	24.23	13.08	5.41	0.00	0.00
	May, 2008	36.77	19.42	8.50	0.99	0.00	0.00
	June, 2008	31.65	14.71	4.06	0.00	0.00	0.00
	July, 2008	26.56	10.10	0.00	0.00	0.00	0.00
	August, 2008	22.34	6.24	0.00	0.00	0.00	0.00
	September, 2008	18.16	2.46	0.00	0.00	0.00	0.00
	October, 2008	14.01	0.00	0.00	0.00	0.00	0.00
	November, 2008	9.89	0.00	0.00	0.00	0.00	0.00
	December, 2008	5.80	0.00	0.00	0.00	0.00	0.00
	January, 2009	1.75	0.00	0.00	0.00	0.00	0.00
	February, 2009	0.00	0.00	0.00	0.00	0.00	0.00

	Weighted Average Life (years) (1)(2)	2.41	2.12	1.95	1.84	1.73	1.57
	Weighted Average Life (years) (1)(3)	2.41	2.12	1.95	1.84	1.73	1.57
_____________________________
(1)

The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2)	This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3)	This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percentage Of Initial Class A-4 Note Principal At Various ABS Percentages

Payment Date	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
November, 2005	100.00	100.00	100.00	100.00	100.00	100.00
December, 2005	100.00	100.00	100.00	100.00	100.00	100.00
January, 2006	100.00	100.00	100.00	100.00	100.00	100.00
February, 2006	100.00	100.00	100.00	100.00	100.00	100.00
March, 2006	100.00	100.00	100.00	100.00	100.00	100.00
April, 2006	100.00	100.00	100.00	100.00	100.00	100.00
May, 2006	100.00	100.00	100.00	100.00	100.00	100.00
June, 2006	100.00	100.00	100.00	100.00	100.00	100.00
July, 2006	100.00	100.00	100.00	100.00	100.00	100.00
August, 2006	100.00	100.00	100.00	100.00	100.00	100.00
September, 2006	100.00	100.00	100.00	100.00	100.00	100.00
October, 2006	100.00	100.00	100.00	100.00	100.00	100.00
November, 2006	100.00	100.00	100.00	100.00	100.00	100.00
December, 2006	100.00	100.00	100.00	100.00	100.00	100.00
January, 2007	100.00	100.00	100.00	100.00	100.00	100.00
February, 2007	100.00	100.00	100.00	100.00	100.00	100.00
March, 2007	100.00	100.00	100.00	100.00	100.00	100.00
April, 2007	100.00	100.00	100.00	100.00	100.00	100.00
May, 2007	100.00	100.00	100.00	100.00	100.00	100.00
June, 2007	100.00	100.00	100.00	100.00	100.00	100.00
July, 2007	100.00	100.00	100.00	100.00	100.00	100.00
August, 2007	100.00	100.00	100.00	100.00	100.00	100.00
September, 2007	100.00	100.00	100.00	100.00	100.00	100.00
October, 2007	100.00	100.00	100.00	100.00	100.00	100.00
November, 2007	100.00	100.00	100.00	100.00	100.00	100.00
December, 2007	100.00	100.00	100.00	100.00	100.00	100.00
January, 2008	100.00	100.00	100.00	100.00	100.00	97.60
February, 2008	100.00	100.00	100.00	100.00	100.00	88.05
March, 2008	100.00	100.00	100.00	100.00	100.00	79.02
April, 2008	100.00	100.00	100.00	100.00	95.05	70.49
May, 2008	100.00	100.00	100.00	100.00	86.48	62.45
June, 2008	100.00	100.00	100.00	93.43	78.32	54.91
July, 2008	100.00	100.00	99.52	85.23	70.57	48.00*
August, 2008	100.00	100.00	92.20	78.23	63.91	41.94
September, 2008	100.00	100.00	85.12	71.52	57.58	36.26
October, 2008	100.00	97.52	78.29	65.10	51.58*	30.97
November, 2008	100.00	90.27	71.70	58.97	45.93	26.05
December, 2008	100.00	83.19	65.36	53.13*	40.63	21.52
January, 2009	100.00	76.29	59.26	47.59	35.66	17.38
February, 2009	95.43	69.58	53.41*	42.35	31.05	13.63
March, 2009	87.86	63.32	47.99	37.49	26.78	10.26
April, 2009	80.35	57.23	42.79	32.92	22.83	7.30

Percentage Of Initial Class A-4 Note Principal At Various ABS Percentages

(continued)

Payment Date	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
May, 2009	72.91	51.31*	37.83	28.62	19.21	5.09
June, 2009	65.53	45.56	33.11	24.60	15.92	3.14
July, 2009	58.21	39.98	28.62	20.86	12.95	1.44
August, 2009	52.31*	35.46	24.96	17.79	10.48	0.00
September, 2009	46.45	31.07	21.49	14.95	8.28	0.00
October, 2009	40.65	26.82	18.21	12.33	6.34	0.00
November, 2009	34.90	22.70	15.12	9.94	4.66	0.00
December, 2009	29.20	18.73	12.22	7.78	3.26	0.00
January, 2010	23.55	14.90	9.52	5.85	2.13	0.00
February, 2010	17.97	11.21	7.02	4.16	1.26	0.00
March, 2010	13.41	8.23	5.02	2.83	0.61	0.00
April, 2010	8.89	5.37	3.19	1.70	0.18	0.00
May, 2010	4.42	2.63	1.51	0.75	0.00	0.00
June 2010	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (years) (1)(2)	3.92	3.68	3.48	3.32	3.13	2.82
Weighted Average Life (years) (1)(3)	3.69	3.42	3.18	3.02	2.85	2.60
*Month of Optional Purchase (3)	Aug-09	May-09	Feb-09	Dec-08	Oct-08	Jul-08

______________
(1)

The weighted average life of a Note is determined by (x) multiplying the amount of each principal payment on a Note by the number of years from the date of issuance of the Note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the Note.

(2)	This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.
(3)	This calculation assumes that the Servicer exercises its option to purchase the Receivables on the earliest Payment Date on which it is permitted.

This Table has been prepared based on the assumptions herein (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.